Exhibit 99.1

1Q25 Financial Earnings May 1, 2025

This presentation includes forward - looking statements that are subject to risks and uncertainties that could cause actual future events and results to differ materially from those expressed in the forward - looking statements. Forward - looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning. Forward - looking statements include, but are not limited to, guidance regarding 2025 financial and operational results and our ability to execute our 2025 strategic goals supporting the guidance, including planned acceleration of our fiber deployment and our ability to increase our fiber penetration; the number of households or locations we may be able to serve generally and related to funding from various current or future state and federal broadband programs, public - private partnerships with government entities, the Rural Digital Opportunity Fund, and the BEAD program; our ability to continue positive trends regarding ARPU and fiber broadband adds; opportunities related to strategic sales, products, and strategic revenue growth across our business units; expectations regarding expense management activities, and the timing and benefit of such activities; statements regarding possible benefits and opportunities related to the proposed transaction with Uniti Group, Inc.; and any other statements regarding plans, objectives, expectations and intentions and other statements that are not historical facts. These statements, along with other forward - looking statements regarding Windstream’s overall business outlook, are based on estimates, projections, beliefs, and assumptions that Windstream believes are reasonable but are not guarantees of future events, performance, or results. Actual future events and results may differ materially from those expressed in these forward - looking statements as the result of a number of important factors. Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements include risks and uncertainties relating to increased competitive pressures as state and federal broadband funding programs provide opportunities for new entrants in our markets, or prefer municipal cooperatives, leading to possible overbuilding of our network; our ability to, and the extent to which, we participate in broadband funding programs, such as BEAD, and are able to successfully secure funding via competitive bidding processes over competitors; the uncertainty surrounding the BEAD program in light of increased focus on the program by the federal legislative and executive branches, including changes to the program, timing of implementation of the program or in what form the program continues; the effect of any changes in federal or state governmental regulations or statutes or new requirements or restrictions contained in executive orders that could impact our business or the business of our customers; uncertainty created in the federal Universal Service Fund program based on the pending legal case at the U.S. Supreme Court, including possible impact on future funding under the Rural Digital Opportunity Fund; increased oversight or enforcement activities by state or federal agencies, particularly based on our status as a federal and state government contractor; that the proposed transaction with Uniti Group, Inc., could cause distraction by management, increased employee turnover, and an allocation of resources that otherwise would have been attributed to the business; risks and uncertainties from cost pressures, trade tariffs, trade disputes, or inflation on our business or on our customers’ communications and payment decisions and on the business of our vendors; adverse economic, political or market conditions related to foreign wars or unrest, political upheaval epidemics, pandemics, or disease outbreaks, and the impact of these conditions on our business operations and financial position and on our customers; any supply chain impact from trade tariffs or trade disputes on our vendors that may impact our business operations and our customers’ ability to operate their business; that the expected benefits of cost and expense management activities are not realized or adversely affect our sales and operations or are otherwise disruptive to our business and personnel; the impact of new, emerging, or competing technologies and our ability to utilize these technologies to provide services to our customers; and general U.S. and worldwide economic conditions and related uncertainties. Windstream does not undertake any obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise. 2

Paul Sunu Chief Executive Officer Drew Smith Chief Financial Officer & Treasurer Genesis White VP, Investor Relations & Assistant Treasurer 3

inclusio Forge Ahead With Fiber Fortify Our High - Quality Focus Foster Healthy Customer Connections Pave the way for future generations to thrive in a digital world 4 Meet evolving customer needs and capture greater market share Develop stronger customer relationships (inside and outside) founded on trust and driven by collaboration

1.2M 1.5M 1.6M 2.0M 2022A 2023A 2024A 2025E +15% CAGR 287K 383K 446K ~550K 2022A 2023A 2024A 2025E +25% CAGR 28% Fiber Penetration Consumer Fiber Premises Passed 5 Consumer Fiber Subscribers 43% Fiber Coverage

First Quarter Highlights

WINDSTREAM

- Continued progress towards planned Uniti merger, with close expected in early 2H25
- Completed additional sale of IPv4 assets for over $25M (~$155M over last 5 quarters)
- Achieved Adjusted EBITDAR(1) of $370M, up $40M sequentially kinetic

- Consumer fiber expansion continued with 38K new premises constructed during the quarter, bringing fiber coverage to 38% of our Kinetic markets
- Grew Fiber Subscribers by 16% y-o-y, resulting in fiber penetration of 28%
- Fiber Subscriber Revenue growth of 20% y-o-y, with Fiber ARPU up 4% y-o-y windstream wholesale & windstream managed services

- Generated solid Wholesale strategic revenue performance highlighted by high demand from carriers, content providers and hyperscalers
- Continued execution of our Managed Services transformation strategy, which is shifting away from legacy TDM revenues and narrowing focus to emphasize profitability for the valuable base of Managed Services customers

(1) Adjusted EBITDAR excluding gain on sale of IPv4 assets

6 | WINDSTREAM

7 Consumer Fiber Expansion (1 Gbps Consumer Premises Passed by Type) (1) Calculated using Fiber Subscriber revenue, less standard modem rental charge of $10.99 per month. 1Q24 2Q24 3Q24 4Q24 1Q25 Extending our Fiber Coverage ▪ 38K new consumer premises added in 1Q25 ▪ ~1.7M consumer premises passed, representing 38% coverage of consumer households Strategic PPP RDOF 1,664 1,553 1,595 1,626 1,508 401 418 435 446 464 26.6% 26.9% 27.3% 27.4% 27.9% Consumer Fiber Subscribers Ending Fiber Subscribers Penetration Rate $96 $100 $103 $110 $115 $70.44 $69.96 $69.17 $72.37 $73.24 Consumer Fiber Revenue and ARPU Fiber Subscriber Revenue Fiber ARPU (1) 1Q24 2Q24 3Q24 4Q24 1Q25 Fiber Broadband Adds Continue ▪ Ended 1Q with 464K consumers on 1G capable facilities, up 18K sequentially ▪ Fiber penetration of 27.9%, an improvement of 50 basis points sequentially 1Q24 2Q24 3Q24 4Q24 1Q25 Strong Fiber Revenue and ARPU Trends ▪ Fiber Subscriber Revenue grew 20% for the quarter, and 4% sequentially, driven by strong adoption of our FTTH facilities ▪ Fiber ARPU of $73.24 up 4% for the quarter and 1% sequentially

25% 28% 26% 29% 32% 30% 2022 2023 2024 Marketing Initiatives Continue to Drive Strong Early Penetration Note: Cohort penetration reflects consumers on 1G capable facilities, within the respective cohort, at the 12 - month (Year 1 Penetration), 24 - month (Year 2 Penetration), and 36 - month (Year 3 Penetration) anniversary of the cohort being launched, summarized by year. The chart above represents all cohorts that have met the Year 1 – 3 milestones as of March 31, 2025. Cohort Penetration: Year 1 - 3 Milestones 8 Year 1 Penetration Year 2 Penetration Year 3 Penetration 40% Target Penetration Over a 4 Year Period Performance from program is driving strong results in newer cohorts initiative launched in 2024, with further scaling in 2025, is reinvigorating penetration progress in our older cohorts

2024 YE $ 2,200 1,025 437 $ 3,661 57 $ 3,718 $ 1,321 419 260 262 $ 2,262 $ 1,457 39.2% 2025 Q1 $ 529 240 111 $ 880 10 $ 890 $ 299 98 60 63 $ 519 $ 370 41.6% (Dollars in Millions) 2024 2024 2024 Financial Overview 2024 Q4 Q3 Q2 Q1 Revenue and Sales $ 528 $ 538 $ 557 $ 577 Kinetic Market 235 250 257 283 Managed Services Market 103 115 102 117 Wholesale Market $ 866 $ 903 $ 916 $ 977 Service Revenue 9 13 11 24 Product & Fiber Sales $ 875 $ 916 $ 926 $ 1,001 Total Revenue and Sales Expenses $ 321 $ 323 $ 329 $ 349 Direct Segment Expenses 100 104 107 109 Network Access & Facilities 63 66 64 66 Shared Network & Operations 64 63 65 71 Information Techology/Shared Corporate $ 547 $ 556 $ 565 $ 595 Total Expenses $ 328 $ 361 $ 362 $ 406 Adjusted EBITDAR (1) 37.5% 39.4% 39.1% 40.6% Adjusted EBITDAR Margin % (1) 9 (1) Adjusted EBITDAR excluding gain on sale of IPv4 assets

$2,200 $ - $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2025 $475 2026 Revolver Draw Note : Available capacity under credit facility excludes outstanding letters of credit of $188.3 million of which $156.8 million was issued to Universal Service Administrative Company as a condition for Windstream receiving RDOF funding Net Debt to Adjusted EBITDA 2029 Term Loan 2027 2028 Undrawn Revolver 2030 2031 8.25% Sr First Lien Notes Ended 1Q with Net Liquidity and $500 Debt Maturity as of March 31, 2025 10

2025 Guidance 2024 Results (all $ in millions) Approximately $1.4B $1,457M Adjusted EBITDAR (1) Approximately $230M $207M Cash Interest Approximately $1.1B $884M Capex Low - single digit growth y/y (2.9%) Kinetic Consumer Subscriber Revenue 11 (1) Excluding impact of non - core operating asset sales during the period.

Quarterly supplemental schedules (Pro Forma) Appendix 12

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the proposed merger between Windstream and Uniti (the “proposed transaction”).  In connection with the proposed transaction, Windstream filed a registration statement on Form S-4, containing a proxy statement/prospectus, with the SEC on February 12, 2025 and Uniti filed a proxy statement with the SEC on February 12, 2025.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and security holders are able to obtain copies of the registration statement and proxy statement/prospectus (when available) as well as other filings containing information about Windstream and Uniti, without charge, at the SEC’s website, http://www.sec.gov. Copies of the registration statement and proxy statement/prospectus and each company’s other filings with the SEC may also be obtained free of charge from the respective companies. Copies of documents filed with the SEC by Windstream will be made available free of charge on Windstream’s investor relations website at https://investor.windstream.com/. Copies of documents filed with the SEC by Uniti will be made available free of charge on Uniti’s investor relations website at https://investor.uniti.com/.